Exhibit 10.5

ASSIGNMENT AND ASSUMPTION OF LEASES

For and in consideration of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MULLINS CROSSING, LLC, a Georgia limited liability company ("Assignor"), hereby assigns to INLAND DIVERSIFIED EVANS MULLINS, L.L.C., a Delaware limited liability company ("Assignee"), and its successors and assigns, and Assignee hereby assumes all of Assignor's right, title and interest in, to and under those certain leases described on Exhibit A attached hereto and made a part hereof (the “Leases”), which Leases relate to that certain real property legally described on Exhibit B attached hereto and made a part hereof.  Assignor shall remain responsible and liable for all liabilities and expenses and landlord obligations relating to the Leases that occurred and accrued prior to the effective date of this Assignment and Assumption of Leases (this “Assignment”).  Assignee shall be responsible and liable for all liabilities and expenses and landlord obligations relating to the Leases that occur and accrue on or after the effective date of this Assignment.

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment to be effective as of the 18th day of August, 2011.

[Signature blocks on following page]

ASSIGNOR:

MULLINS CROSSING, LLC,

a Georgia limited liability company

By: Mullins GP, LLC, its Manager

By: /s/ John Collett

Name:

John Collett

Its:         Manager

ASSIGNEE:

INLAND DIVERSIFIED EVANS MULLINS, L.L.C.,

a Delaware limited liability company

By:  Inland Diversified Real Estate Trust, Inc.,

       a Maryland corporation, its sole member

By:  /s/ Sharon Anderson-Cox

Name:  Sharon Anderson-Cox

Its:  Authorized Representative

 Exhibit A

LIST OF LEASES

(See attached Rent Roll)

Exhibit B

LEGAL DESCRIPTION

All those tracts and parcels of land lying and being in Columbia County, Georgia, known and designated as Parcel 1, Parcel 2, and Parcel 4 as shown on a plat prepared for Mullins Crossing, LLC by Southern Land Surveyors, Inc., dated May 1, 2006 and revised August 3, 2006 and recorded in the Office of the Clerk of the Superior Court of Columbia County in Plat Cabin F, Slide 3, Number 1-2.

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